UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2023

BRIDGETOWN HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-249000	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 38/F Champion Tower 3 Garden Road, Central Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: +852 2514 8888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	BTWNU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	BTWN	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	BTWNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Bridgetown Holdings Limited (“Bridgetown”) with the Securities and Exchange Commission (the “SEC”) on May 25, 2023, Bridgetown entered into a Business Combination Agreement, dated as of May 25, 2023 (the “Business Combination Agreement”, and the transactions contemplated by the Business Combination Agreement, the “Business Combination”), with MoneyHero Limited, a Cayman Islands exempted company limited by shares (“PubCo”), Gemini Merger Sub 1 Limited, a Cayman Islands exempted company limited by shares and a direct wholly-owned subsidiary of PubCo (“Merger Sub 1”), Gemini Merger Sub 2 Limited, a Cayman Islands exempted company limited by shares and a direct wholly-owned subsidiary of PubCo (“Merger Sub 2”) and CompareAsia Group Capital Limited, a Cayman Islands exempted company limited by shares (the “Company”).

The Business Combination was consummated in accordance with the terms of the Business Combination Agreement on October 12, 2023. As a result of the Business Combination, (i) Bridgetown has merged with and into Merger Sub 1, with Merger Sub 1 being the surviving company and remaining as a wholly-owned subsidiary of PubCo and (ii) Merger Sub 2 has merged with and into the Company, with the Company being the surviving company and becoming a wholly-owned subsidiary of PubCo.

Capitalized terms not otherwise defined have the meaning set forth in the Business Combination Agreement. The description of the Business Combination Agreement and related transactions (including, without limitation, the Business Combination) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of the Business Combination Agreement, which is attached as Exhibit 2.1 to Bridgetown’s Current Report on Form 8-K filed with the SEC on May 25, 2023, incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

To the extent required by Item 2.01 of Form 8-K, the disclosure set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders

In connection with the Business Combination, on October 12, 2023, Bridgetown notified the Nasdaq Stock Market (“Nasdaq”) of the consummation of the Business Combination and requested that Nasdaq (i) suspends trading of the Bridgetown Class A ordinary shares, units and redeemable warrants (as described on the cover page of this Current Report on Form 8-K, the “Bridgetown Securities”), effective October 12, 2023 and (ii) files with the SEC a Form 25 to delist the Bridgetown Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). PubCo has informed Bridgetown that it intends to file a certification on Form 15 with the SEC to deregister the Bridgetown Securities and suspend Bridgetown’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modifications to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant

To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the Business Combination, a change in control of Bridgetown occurred and Bridgetown merged with and into Merger Sub 1, with Merger Sub 1 being the surviving company and remaining as a wholly-owned subsidiary of PubCo.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with consummation of the Business Combination, the following officers and directors of Bridgetown ceased to hold their respective positions: Daniel Wong ceased to be Chief Executive Officer, Chief Financial Officer and director; Matthew Danzeisen ceased to be Chairman of the Board of Directors; and the following individuals also ceased to be directors: Samuel Altman, John R. Hass and In Joon Hwang.

Item 8.01. Other Events

On October 12, 2023 (Eastern Time), PubCo and Bridgetown will issue a joint press release announcing the closing of the Business Combination, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release of PubCo and Bridgetown, dated October 13, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2023	BRIDGETOWN HOLDINGS LIMITED

	By:	/s/ Matthew Danzeisen
	Name:	Matthew Danzeisen
	Title:	Chairman of the Board